Rule 497(e)
File Nos.:	002-85378
811-3462

SUPPLEMENT DATED FEBRUARY 7, 2017
TO PROSPECTUS DATED APRIL 30, 2016

The Infrastructure Prospectus is amended as follows:

The Institutional Class of the Infrastructure Fund is available for purchase.

This Supplement, the Supplement dated September 6, 2016, and the Prospectus dated April 30, 2016 provide information a prospective investor ought to know before investing.  Please keep this supplement for future reference.